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                                                                  Exhibit 10.22


                              WIGGIN & NOURIE, P.A.
                                20 Magnet Street
                                  P.O. Box 606
                            Manchester, NH 03105-0808






                                             September 19, 1997



Richard Campbell, Esq.
Phelps & Campbell, Esq.
313 Heard Street, P.O. Drawer 1056
Elberton, GA  30635-1056

Dear Richard:

         The purpose of this letter is to confirm our discussions concerning
Article VI, Sections 6.1(b) and (c) of the Stock Purchase Agreement dated June 27, 1997 by and among Rock of Ages Quarries, Inc. (to be known as Rock of Ages Corporation), Robert Otis Childs, Jr., Robert Otis Childs, III, Timothy Carroll Childs and Bernita Y. Childs (the "Stock Purchase Agreement"). Upon our review of the referenced Sections of the Stock Purchase Agreement we noticed several scriveners errors in them which do not reflect the intent of the parties to the Stock Purchase Agreement. Specifically, the date September 1, 1997 appearing in the second line of Section 6.1(b) and in the first and second lines of Section 6.1(c) should have been the "Closing Date," the section numbers in the second line of Section 6.1(b) should, instead of referring to Section 3.1 or 3.3 have referred to Sections "5.1 or 5.3" and the section numbers in the second line of
Section 6.1(c) should, instead of referring to Sections 3.2 or 3.3, have referred to Sections "5.2 or 5.3."

         We have both discussed the above matters with our clients who are parties to the Stock Purchase Agreement. They have confirmed that the corrections set forth above were their intent which was not accurately transcribed in the drafting of the Stock Purchase Agreement



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Richard Campbell, Esq.
September 19, 1997
Page 2



by our offices and have authorized us to correct these scriveners errors and insert a page reflecting the corrections in the Stock Purchase Agreement. Each of our clients have signed this letter in order to indicat their agreement to the above matters and both our office and your office have signed this letter to indicate that these changes are being made to correct scriveners errors made by us and for no other reason.

                                         Very truly yours,

                                         /s/ John R. Monson
                                         ----------------------
                                         John R. Monson

JRM/cmv
Enclosure

CONFIRMED AND AGREED:

PHELPS & CAMPBELL

By:  /s/ Richard C. Campbell
    --------------------------------
    Richard C. Campbell

CONFIRMED AND AGREED:                    CONFIRMED AND AGREED:

                                         ROCK OF AGES CORPORATION F/K/A/
 /s/ Robert Otis Childs, Jr.             ROCK OF AGES QUARRIES, INC.
-----------------------------------
Robert Otis Childs, Jr.


 /s/ Robert Otis Childs, III             By:  /s/ Kurt M. Swenson
-----------------------------------          ----------------------------------
Robert Otis Childs, III                      Kurt M. Swenson and CEO


 /s/ Timothy Carroll Childs
-----------------------------------
Timothy Carroll Childs


 /s/ Bernita Y. Childs
-----------------------------------
Bernita Y. Childs